UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2026

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 2.02    Results of Operations and Financial Conditions.

On November 9, 2026, AAON, Inc. (the "Company") announced its financial and operating results and backlog for the third quarter ended September 30, 2026. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company plans to host a teleconference at 5:00 P.M. (Eastern Time) on November 9, 2026 to discuss these results. The conference call will be accessible via a dial-in for those who wish to participate in Q&A as well as a listen-only webcast. The accessible dial-in is accessible at 1-888-880-3330. To access the listen-only webcast, please register at https://app.webinar.net/x89XOEkP41z. On the next business day following the call, a replay of the call will be available on the Company’s website at https://aaon.com/Investors.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 3, 2026, Management, with the oversight of the Audit Committee of the Board of Directors (the “Audit Committee”), concluded that the Company’s previously issued unaudited condensed consolidated financial statements included in its Quarterly Reports on Form 10-Q for the periods ended March 31, 2026 and June 30, 2026, should no longer be relied upon due to misstatements that are described below and that the Company will restate such financial statements to make necessary corrections.

The non-reliance conclusion described above resulted from the identification of errors in the Company's calculation of revenue under the percent of completion method and accounting for software subscriptions.

The impacts of the restatement on net income are summarized below:

For the three months ended March 31, 2026: Net Income is $36.5 million representing a decrease of $3.4 million from the $39.8 million previously reported.

For the six months ended June 30, 2026: Net Income is $103.6 million, representing an increase of $7.1 million from the $96.5 million previously reported.

In connection with the restatements, the Company re-evaluated its conclusion regarding the effectiveness of the Company's disclosure controls and procedures and internal controls over financial reporting for the relevant periods and determined that a material weakness existed. The Company will report the material weakness in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2026.

The Audit Committee has discussed the matters disclosed herein with Grant Thornton LLP, the Company's independent registered accounting firm.

Concurrently with the filing of this Current Report on Form 8-K, the Company is filing an amendment to its Quarterly Reports on Form 10-Q/A for the periods ended March 31, 2026 and June 30, 2026 to reflect these corrections. Investors are directed to the Forms 10-Q/A for a complete presentation of the restated financial statements and footnotes.

Item 7.01    Regulation FD Disclosure.

On November 9, 2026, the Company issued the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

All statements in the teleconference, other than historical financial information, may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “seeks”, “estimates”, “should”, “will”, and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Participants and readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligations to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Important factors that could cause results to differ materially from those in the forward-looking statements include (1) the timing and extent of changes in raw material and component prices, (2) the effects of fluctuations in the commercial/industrial new construction market, (3) the material weakness in the effectiveness of our internal controls over financial reporting and the impact of our ability to adequately remediate the material weakness in a timely manner, (4) the timing and extent of changes in interest rates, as well as other competitive factors during the year, and (5) general economic, market or business conditions.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected impact of the error and restatement; the timing, form, and scope of any amended or future SEC filings; the expected conclusions regarding disclosure controls and procedures and internal control over financial reporting; and the Company’s remediation plans. These forward-looking statements are based on current expectations and assumptions and are subject to risks and uncertainties, including the discovery of additional information during the preparation of the restated financial statements, as well as the risk factors described in the Company’s SEC filings. Actual results may differ materially from those indicated by these forward-looking statements. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of this report, except as required by law.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press release dated November 9, 2026 announcing financial and operating results and backlog.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	November 9, 2026	By:	/s/ Luke A. Bomer
Luke A. Bomer, General Counsel and Secretary